                                                                  EXHIBIT 10.21b


                             STOCK PLEDGE AGREEMENT

         This Stock Pledge Agreement (this "Agreement") is made and entered into as of May 1, 2002, by and between Centene Corporation, a Delaware corporation ("Pledgor"), and LaSalle Bank National Association, a national banking association ("Pledgee").

                                    RECITALS

         A. Pledgor and Pledgee have entered into that certain Loan Agreement of even date herewith (the "Loan Agreement") pursuant to which Pledgee has agreed to make certain loans and advances to Pledgor.

         B. Pledgor owns 100% of the issued and outstanding capital stock of Centene Management Corporation, Centene Corporation of Texas, Managed Health Services Insurance Corp., Coordinated Care Corporation Indiana, Inc., MHS Consulting Corporation, Managed Health Services Illinois, Inc., MHS Behavioral Health of Texas, Inc., Superior HealthPlan, Inc., and Bankers Reserve Life Insurance Company of Wisconsin (separately and collectively "Subsidiary"), which stock as of the date of this Agreement consists of the shares of common stock listed on Exhibit A attached hereto (including stock certificate number, voting series and par value per share).

         C. Pledgor has agreed to secure the Loan Obligations (as defined in the Loan Agreement) with, among other things, a pledge of all of the issued and outstanding capital stock of Subsidiary, as hereafter provided (collectively, the "Shares").

                                    AGREEMENT

         In consideration of the foregoing, the mutual agreements below and other sufficient consideration, the receipt of which is hereby acknowledged, the parties hereto hereby agree as follows:

1. GENERAL. Unless the context of this Agreement clearly requires otherwise, (i) references to the plural include the singular and vice versa,
(ii) references to any Person include such Person's successors and assigns but, if applicable, only if such successors and assigns are permitted by this Agreement, (iii) references to one gender include all genders, (iv) "including" is not limiting, (v) "or" has the inclusive meaning represented by the phrase "and/or", (vi) the words "hereof", "herein", "hereby", "hereunder" and similar terms in this Agreement refer to this Agreement as a whole, including its Exhibits, and not to any particular provision of this Agreement, (vii) the word "Section" or "section" and "Page" or "page" refer to a section or page, respectively, of this Agreement unless it expressly refers to something else,
(viii) reference to any agreement, document, or instrument, including this Agreement, any other Loan Document and any agreement, document or instrument defined herein, means such agreement, document, or instrument as it may have been or may be amended, restated, extended, renewed, replaced, or otherwise modified and in effect from time to time in accordance with the terms thereof and, if applicable, the terms hereof, and includes all attachments thereto and instruments incorporated therein, if any, and (ix) general and specific references to any Law means such Law as amended, modified, codified or reenacted, in whole or in part, and in effect from time to time. Section captions are for convenience only and do not affect the interpretation or construction of this Agreement.

2. DEFINED TERMS. All capitalized terms not otherwise defined herein have the meanings given them in the Loan Agreement. Capitalized terms used and not otherwise defined herein or in the Loan Agreement have the meanings given them in the UCC.

3.       PLEDGE AND GRANT OF SECURITY INTEREST.

         3.1. To secure the full and prompt payment and performance of all the Loan Obligations of Pledgor (collectively, the "Secured Obligations"), Pledgor hereby grants to Pledgee a Security Interest under the UCC in all of the Shares. The Shares are represented by certificates which are delivered with this Agreement, together with a stock power attached to each such certificate executed in blank by Pledgor, to Pledgee. This Agreement is a Security Document under the Loan Agreement.

         3.2. In addition, Pledgor hereby grants to Pledgee a Security Interest in the following (which are deemed to be included in the term "Shares"): (i) all dividends, cash, securities, instruments and other property from time to time paid, payable or otherwise distributed in respect of or in exchange for any or all of such Shares, (ii) any and all warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock, (iii) any and all distributions received by Pledgor with respect to the Shares, whether in cash or in kind, by way of dividends or stock splits, or pursuant to a merger or consolidation or otherwise, or any substitute security issued upon conversion, reorganization or otherwise, (iv) any and all other property hereafter delivered to Pledgor or Pledgee in substitution for or in addition to any of the foregoing (including all securities issued pursuant to any shareholder agreement, stock purchase agreement, stock purchase rights or other agreement with respect to stock of Subsidiary to which Pledgor may now or hereafter be a party), all certificates and instruments representing or evidencing such property and all cash, securities, interest, dividends, rights, and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof, (v) any capital stock of any Subsidiary hereafter acquired by Pledgor, and (vi) any and all proceeds of any of the foregoing. If any of the foregoing is received by Pledgor, Pledgor will immediately deliver the same to Pledgee or its designated nominee, accompanied, if appropriate, by original stock certificates, proper instruments of assignment and/or stock powers executed by Pledgor in accordance with Pledgee's instructions, to be held subject to the terms of this Agreement; provided, however, that, if no Default then exists, Pledgor may retain all cash dividends in respect of the Shares. If Pledgor fails to make delivery to Pledgor in compliance with the preceding sentence, all such property shall be deemed received by Pledgor in trust for the benefit of Pledgee and shall be segregated from the other property and funds of Pledgor.

4.       REPRESENTATIONS AND WARRANTIES.  Pledgor represents and warrants that:

         4.1. Pledgor owns the Shares, free of all Security Interests and encumbrances, other than in favor of Pledgee, and the Shares are all validly issued and outstanding, fully paid and non-assessable.

         4.2. Except as expressly permitted in the Loan Agreement, there are no outstanding warrants, options, subscriptions or other contractual arrangements for the purchase of any other shares of stock or any securities convertible into shares of stock of Subsidiary.

         4.3. The delivery of the Shares to Pledgee pursuant to this Agreement and the filing of the financing statement(s) with respect to the Shares (which Pledgor hereby authorizes Pledgee to file) in the offices shown thereon, create a valid and fully perfected first priority Security Interest in the Shares, securing the payment of the Secured Obligations.

         4.4. No consent of any other party (including any stockholder or creditor of Pledgor) and no governmental approval is required for the exercise by Pledgee of the voting rights or other rights or remedies granted in this Agreement with respect to the Shares (except (i) as disclosed in the Disclosure Schedule to the Loan Agreement, (ii) as may be required in connection with the disposition of the Shares by laws affecting the offering and sale of securities generally, and (iii) as may be required by Governmental Authorities which regulate state health organizations).

         4.5. None of the Shares constitutes "margin stock" (within the meaning of Regulation U issued by the Board of Governors of the Federal Reserve System).

         4.6. Pledgor is duly authorized to execute and deliver this Agreement to Pledgee, and this Agreement constitutes the legal, valid and binding obligation of Pledgor, enforceable against Pledgor in accordance with its terms.

         4.7. Pledgor owns 100% of the issued and outstanding capital stock of each Subsidiary.

5. DILUTION OF STOCK. Pledgor agrees that it will not cause or permit Subsidiary to issue any stock or other securities (including any warrants, options, subscriptions or other contractual arrangements for the purchase of stock or securities convertible into stock) in addition to or in substitution for the Shares. Pledgor will deliver hereunder, immediately upon its acquisition (directly or indirectly) thereof, any and all writings evidencing any additional Shares together with executed stock powers duly endorsed in blank.

6. ADDITIONAL SECURITY INTERESTS. Pledgor agrees that it will not (i) sell or otherwise dispose of, or grant any option with respect to, any of the Shares,
(ii) create or permit to exist any Security Interest upon or with respect to any of the Shares, except for the Security Interest created by this Agreement, or
(iii) enter into any other contractual obligations which may restrict or inhibit Pledgee's right or ability to sell or otherwise dispose of the Shares or any part thereof after the occurrence of a Default hereunder.

7. CUSTODY AND PRESERVATION OF THE COLLATERAL. The powers conferred on Pledgee hereunder are solely to protect Pledgee's interest in the Shares and shall not impose any duty on it to exercise any such powers. Except for the safe custody of the Shares in its possession and the accounting for monies actually received by it hereunder, Pledgee shall have no duty as to the Shares. It is expressly agreed that Pledgee shall not have responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to the Shares, whether or not Pledgee has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any third parties with respect to the Shares. Pledgee shall be deemed to have exercised reasonable care in the custody and preservation of any Collateral in its possession (including the Shares) even if it fails to sell or convert Collateral which is falling in market value, but Pledgee may do so at its option and all reasonable expenses incurred in connection therewith shall be for the sole account of the Pledgor. The failure of Pledgee to preserve or protect any rights with respect to any of the Shares against other parties will not be deemed a failure to exercise reasonable care in the custody or preservation of such Shares.

8. MAINTENANCE OF GOOD STANDING; NO LIQUIDATION OR DISSOLUTION. Until Pledgee returns the certificates representing the Shares to Pledgor and such Shares are released from the Security Interest hereof in accordance with Section 13 below, Pledgor shall cause Subsidiary to maintain in good standing its corporate existence and its right to transact business in those states in which it is now or hereafter doing business. Pledgor shall not at any time liquidate or dissolve the Subsidiary, or cause the same to occur, without the prior written consent of Pledgee, except that Pledgor shall be permitted to merge Subsidiary into Pledgor or another wholly-owned Subsidiary of Pledgor after reasonable prior written notice to Pledgee.

9. DEFAULT. Any one or more of the following constitutes a "Default" hereunder:

         9.1. any representation or warranty made by Pledgor herein proves to have been untrue or misleading in any material respect when made;

         9.2. a violation by Pledgor of any of the provision or conditions of this Agreement;

         10.3. change in the stock structure of Subsidiary which would cause Pledgor, upon liquidation of a Subsidiary, to be entitled to receive less than 100% of the net assets of such Subsidiary; or

         10.4. the occurrence of any Event of Default (as defined in the Loan Agreement), to the extent not otherwise described above.

10. REMEDIES. Upon the occurrence of a Default, in addition to all other rights and remedies of Pledgee under the Loan Agreement, at law or in equity:

         10.1. Pledgee may at any time exercise any and all of its rights and pursue any and all of its remedies under the UCC, under any other applicable Law, and pursuant to this Agreement and the other Loan Documents, including selling some or all of the Shares at any public sale or, at private sale without advertisement if in Pledgee's reasonable judgment such private sale would result in a greater sale price than a public sale. In the event Pledgee elects to proceed with respect to some or all of the Shares, whenever applicable provisions of the UCC require that notice be reasonable, ten (10) calendar days notice will be deemed reasonable. Pledgee will not be obligated to make any sale of any of the Shares regardless of notice of sale having been given. Pledgee may adjourn any public or private sale from time to time by announcement at the time and place fixed therefor, and such sale may, without further notice, be made at the time and place to which it was so adjourned. Pledgee may bid and become a purchaser at any such sale, if public, and upon any such sale Pledgee may collect, receive, and hold and apply, as provided herein, the proceeds thereof to the payment of the Secured Obligations, and assign and deliver some or all of the Shares and the certificates therefor to the purchaser at any such sale. The proceeds from any such sale will be applied in accordance with the terms of the Loan Agreement.

         10.2. Pledgee may, at any time in its discretion and without notice to Pledgor, transfer any or all of the Shares to, or register any or all of the Shares in the name of, Pledgee or any of its nominees.

         10.3. In the event that Pledgee determines that it is advisable to register under or otherwise comply in any way with the Securities Act of 1933 or any similar federal or state law, or if such registration or compliance is required with respect to any or all of the Shares prior to the sale thereof by Pledgee, Pledgor will use its best efforts to cause such registration to be effectively made, at no expense to Pledgee, and to continue such registration effective for such time as may be reasonably necessary in the opinion of Pledgee, and will reimburse Pledgee for any reasonable expense incurred by Pledgee including reasonable attorneys' and accountants' fees and expenses in connection therewith; and should Pledgee determine that, prior to any public offering of any of the Shares, such securities should be registered under the Securities Act of 1933 and/or registered or qualified under any other federal or state law, and that such registration and/or qualification is not practical, then Pledgor agrees that it will cooperate in a commercially reasonable manner to arrange a private sale so as to avoid a public offering, even though the sales price established and/or obtained may be substantially less than might have been obtained through a public offering. Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by Pledgee by reason of the failure by Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that, if Pledgor fails to perform any of such covenants, Pledgor will pay, as damages and not as a penalty, an amount equal to the value of the Shares on the date Pledgee demands compliance herewith.

         Pledgor hereby appoints Pledgee as Pledgor's attorney-in-fact effective upon the occurrence of a Default, with full authority in the place and stead of the Pledgor and in the name of the Pledgor or otherwise, from time to time in Pledgee's discretion to take any action and to execute any instrument which Pledgee may deem necessary or advisable to accomplish the purposes of this Agreement.

11. RIGHT TO VOTE SHARES. Until the Secured Obligations have been fully and irrevocably paid, all of the Commitments have been canceled or terminated, and Pledgee has no other commitment to extend credit or make advances to or for the account of Pledgor, Pledgee has the sole right to vote the Shares with regard to any proposed amendment to the Charter Documents of Subsidiary which would result in a change in the preferences, qualifications, limitations, restrictions, or the special or relative rights with respect to the Shares. Otherwise, Pledgor has the sole right to vote the Shares unless there is a Default hereunder. Upon the occurrence of a Default, all rights of the Pledgor to exercise the voting and other consensual rights which it would otherwise be entitled to exercise pursuant hereto shall cease, and all such rights shall, upon notice by Pledgee to Pledgor, become vested in Pledgee who thereupon shall have the sole right to exercise such voting and other consensual rights and the sole right to receive and hold as Collateral any dividends (and to the extent permissible, apply them to the Secured Obligations).

12. PRESERVATION AND PERFECTION OF SECURITY INTERESTS. Pledgor will promptly, upon the request of Pledgee and at Pledgor's expense, execute, acknowledge and deliver, or cause the execution, acknowledgment and delivery of, and thereafter, if applicable, register, file or record in an appropriate governmental office, any document or instrument supplemental to or confirmatory of this Agreement, and give such further assurances as may otherwise be necessary or desirable for the creation, preservation and/or perfection of the Security Interests described in this Agreement.

13. RELEASES. In the event all of the Secured Obligations have been fully and irrevocably paid, all of the Commitments have been canceled or terminated, and Pledgee has no other commitment to extend credit or make advances to or for the account of Pledgor, and Pledgee has received a written request from Pledgor in connection therewith, Pledgee will, at Pledgor's sole cost and expense, return to Pledgor all certificates representing the Shares that have not been sold, disposed of, retained, or applied to the Secured Obligations, with the stock powers executed by Pledgor attached, and such Shares will be deemed released from any Security Interest hereunder.

14. SURVIVAL OF PROVISIONS. All representations, warranties, and covenants of Pledgor contained herein survive the execution and delivery of this Agreement, and terminate only upon the full and irrevocable payment of all of the Secured Obligations, cancellation or termination of all of the Commitments, and when Pledgee has no other commitment to extend credit or make advances to or for the account of Pledgor.

15.      MISCELLANEOUS.

         15.1. NOTICES. All notices, consents, requests and demands to or upon the respective parties hereto must be in writing, and will be deemed to have been given or made when delivered in person to those Persons listed on the signature pages of the Loan Agreement or three days after being deposited in the United States mail, postage prepaid, or, in the case of overnight courier services, when delivered to the overnight courier service, or in the case of facsimile machine notice, when sent, verification received, in each case addressed as set forth on the signature pages hereof, or such other address as either party may designate by notice to the other in accordance with the terms of this Section. No notice given to or demand made on Pledgor by Pledgee in any instance shall entitle Pledgor to notice or demand in any other instance.

         15.2. AMENDMENTS AND WAIVERS. No amendment to, waiver of, or departure from full compliance with any provision of this Agreement, or consent to any departure by Pledgor herefrom, will be effective unless it is in writing and signed by authorized officers of Pledgor and

         Pledgee; provided, however, that any such waiver or consent will be effective only in the specific instance and for the purpose for which given. No failure by Pledgee to exercise, and no delay by Pledgee in exercising, any right, remedy, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise by Pledgee of any right, remedy, power or privilege hereunder preclude any other exercise thereof, or the exercise of any other right, remedy, power or privilege.

         15.3. RIGHTS CUMULATIVE. Each of the rights and remedies of Pledgee under this Agreement is in addition to all of its other rights and remedies under applicable Law, and nothing in this Agreement may be construed as limiting any such rights or remedies.

         15.4. SUCCESSORS AND ASSIGNS. This Agreement binds Pledgor and its successors and assigns and inures to the benefit of Pledgee, and each of its successors, transferees, participants and assignees. Pledgor may not delegate or transfer any of its obligations under this Agreement without the prior written consent of Pledgee. With respect to Pledgor's successors and assigns, such successors and assigns include any receiver, trustee or debtor-in-possession of or for Pledgor.

         15.5. SEVERABILITY. Any provision of this Agreement which is prohibited, unenforceable or not authorized in any jurisdiction is, as to such jurisdiction, ineffective to the extent of such prohibition, unenforceability or nonauthorization without invalidating the remaining provisions hereof or affecting the validity, enforceability or legality of such provision in any other jurisdiction unless the ineffectiveness of such provision would result in such a material change as to cause completion of the transactions contemplated hereby to be unreasonable.

         15.6. GOVERNING LAW; NO THIRD PARTY RIGHTS. This Agreement is to be governed by and construed and interpreted in accordance with the internal Laws of the State of Illinois applicable to contracts made and to be performed wholly within such state, without regard to choice or conflicts of law principles. This Agreement is solely for the benefit of the parties hereto and their respective successors and assigns, and no other Person has any right, benefit, priority or interest under, or because of the existence of, this Agreement.

         15.7. COUNTERPARTS. This Agreement may be executed by the parties hereto on any number of separate counterparts, and all such counterparts taken together constitute one and the same instrument. It is not necessary in making proof of this Agreement to produce or account for more than one counterpart signed by the party to be charged.

         15.8. COUNTERPART FACSIMILE EXECUTION. For purposes of this Agreement, a document (or signature page thereto) signed and transmitted by facsimile machine or telecopier is to be treated as an original document. The signature of any Person thereon, for purposes hereof, is to be considered as an original signature, and the document transmitted is to be considered to have the same binding effect as an original signature on an original document. At the request of any party hereto, any facsimile or telecopy document is to be re-executed in original form by the Persons who executed the facsimile or telecopy document. No party hereto may raise the use of a facsimile machine or telecopier or the fact that any signature was transmitted through the use of a facsimile or telecopier machine as a defense to the enforcement of this Agreement or any amendment or other document executed in compliance with this Section.

         15.9. FINAL EXPRESSION; NO COURSE OF DEALING. This Agreement, together with the Loan Agreement, the other Loan Documents and any other agreement executed in connection herewith or therewith, is intended by the parties as a final expression of their agreement and is intended as a complete and exclusive statement of the terms and conditions thereof. Acceptance of or acquiescence in a course of performance or course of dealing rendered or taken under or with respect to this Agreement, the Loan Agreement or the other Loan Documents will not be relevant to determine the meaning of this Agreement, the Loan Agreement or the other Loan Documents even though the accepting or acquiescing party had knowledge of the nature of the performance and opportunity for objection.

         15.10. NEGOTIATED TRANSACTION. Pledgor and Pledgee each represent to the other that in the negotiation and drafting of this Agreement each has been represented by and has relied upon the advice of counsel of its choice. Each of Pledgor and Pledgee affirm that its counsel has had a substantial role in the drafting and negotiation of this Agreement; therefore, this Agreement will be deemed drafted by each of Pledgor and Pledgee, and the rule of construction to the effect that any ambiguities are to be resolved against the drafter will not be employed in the interpretation of this Agreement.

         15.11. ATTORNEY'S FEES AND OTHER COSTS. Pledgor will reimburse Pledgee for all expenses incurred by Pledgee in seeking to collect or enforce the Secured Obligations and any other rights under this Agreement or any of the other Loan Documents or under any other instrument, document or agreement evidencing or executed in connection with any of the Secured Obligations, including reasonable attorneys' fees and actual attorneys' expenses (whether or not there is litigation), court costs and all costs in connection with any proceedings under the United States Bankruptcy Code, and any expenses incurred on account of damage to any property to which any of the Collateral may be affixed.

         15.12. ASSIGNMENT BY PLEDGEE. To the extent permitted in the Loan Agreement, Pledgee may grant a participation interest in or assign or transfer to another Person any instrument, document or agreement evidencing any of the Secured Obligations and Pledgee's rights under this Agreement, and may deliver all the property which is part of the Collateral and in its possession to the participant, assignee or transferee or to any Person acting as agent for Pledgee.

         15.13. CHOICE OF FORUM. Subject only to the exception in the next sentence, Pledgor and Pledgee hereby agree to the exclusive jurisdiction of the federal court of the Northern District of Illinois and the state courts of Illinois located in Cook County, and waive any objection based on venue or forum non conveniens with respect to any action instituted therein, and agree that any dispute concerning the relationship between Pledgor and Pledgee or the conduct of either of them in connection with this Agreement or otherwise may be heard only in the courts described above. Notwithstanding the foregoing: (i) Pledgee has the right to bring any action or proceeding against Pledgor or its property in any courts of any other jurisdiction Pledgee deems necessary or appropriate in order to realize on the Shares, the Collateral, or other security for the Secured Obligations, and (ii) each of the parties hereto acknowledges that any appeals from the courts described in the immediately preceding sentence may have to be heard by a court located outside those jurisdictions.

         15.14. SERVICE OF PROCESS. Pledgor hereby waives personal service of any and all process upon it and consents that all such service of process may be made by registered mail (return receipt requested) directed to Pledgor at its address set forth on the signature pages of the Loan Agreement, and service so made will be deemed to be completed five (5) days after the same has so deposited in the U.S. Mails, certified or registered; or at Pledgee's option, by service upon CT Corporation, which Pledgor irrevocably appoints as Pledgor's agent for the purpose of accepting service of process within the State of Illinois. Pledgee will promptly forward by registered mail any process so served upon said agent to Pledgor at its address on the signature page hereof.

         Nothing in this Section affects the right of Pledgee to serve legal process in any other manner permitted by Law.

         15.15. WAIVER OF JURY TRIAL. Pledgor and Pledgee hereby waive any right to trial by jury of any claim, demand, action or cause of action
         (i) arising under this Agreement or any other Loan Document, or (ii) in any way connected with or related or incidental to the dealings of the parties hereto or either of them in respect of this Agreement or any other Loan Document, or the transactions related hereto or thereto, in each case whether now existing or hereafter arising, and whether sounding in contract or tort or otherwise. Pledgor and Pledgee agree and consent that any such claim, demand, action or cause of action will be decided by court trial without a jury and that either may file an original counterpart or a copy of this Agreement with any court as written evidence of the consent of the parties hereto to the waiver of their right to trial by jury.

         15.16. REINSTATEMENT. This Agreement and any and all Security Interests created or evidenced hereby will continue to be effective or be reinstated, as the case may be, as though such payments had not been made, if at any time any amount received by Pledgee in respect of the Secured Obligations is rescinded or must otherwise be restored or returned by Pledgee, including upon the insolvency, bankruptcy, dissolution, liquidation or reorganization of Pledgor or upon the appointment of any intervenor or conservator of, or trustee or similar official for, Pledgor, any substantial part of its assets, or otherwise.



                  [remainder of page intentionally left blank]

         IN WITNESS WHEREOF, this Agreement has been duly executed as of the date first above written.



                                    "Pledgor"

                                    CENTENE CORPORATION


                                    By: /s/ KAREY L. WITTY
                                    Print Name: Karey L. Witty
                                    Title: Senior Vice President and
                                           Chief Financial Officer



                                    "Pledgee"

                                    LASALLE BANK NATIONAL ASSOCIATION


                                    By: /s/ ANN B. O'SHAUGHNESSY
                                    Print Name: Ann B. O'Shaughnessy
                                    Title: First Vice President

                                    EXHIBIT A


                          Description of Shares as of Closing Date
                          ----------------------------------------
Name of Corporation     Total number of        Number of Shares         Certificate   Type of
-------------------     Shares authorized      issued and               Numbers       Stock
                        -----------------      outstanding              -------       -----
                                               -----------
Centene Management                9,000                100              2             common
Corporation


Centene Corporation               1,000                 10              1             common
of Texas


Managed Health                1,250,000            750,000              4             common
Services Insurance
Corp.


Coordinated Care                 10,000              1,000              2             common
Corporation Indiana,
Inc.


MHS Consulting                    9,000              1,000              1             common
Corporation

Managed Health                   10,000              1,000              2             common
Services Illinois, Inc.


MHS Behavioral                  100,000              1,000              1             common
Health of Texas


Superior HealthPlan,              5,000              1,000              4             Class B common
Inc.                                100                  0                            Class A common

Bankers Reserve Life          1,000,000          1,000,000              2             common
Insurance Company of
Wisconsin

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Centene Management Corporation, evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and
_____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.


Dated___________________, ____.


                                             CENTENE CORPORATION

                                             By:_______________________________
                                             Name:_____________________________
                                             Title:____________________________


WITNESS:

________________________________             __________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Centene Corporation of Texas, evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and
_____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.



                                          CENTENE CORPORATION

                                          By:__________________________________
                                          Name:________________________________
                                          Title:_______________________________


WITNESS:


__________________________________        _____________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Managed Health Services Insurance Corp., evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and _____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated___________________, ____.


                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Coordinated Care Corporation Indiana, Inc., evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and _____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.



                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
MHS Consulting Corporation, evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and
_____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.


                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Managed Health Services Illinois, Inc., evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and _____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.


                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
MHS Behavioral Health of Texas, Inc., evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and _____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.


                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________

                                   STOCK POWER

         FOR VALUE RECEIVED, Centene Corporation hereby sells, assigns and transfers unto_______________________ (____) shares of the ____________ stock of
Superior HealthPlan, Inc., evidenced by Certificate No. _____, standing in the name of __________________ on the books of ______________ and
_____________________ does hereby irrevocably constitute and appoint
_____________________________ attorney to transfer such stock on the books of the within named company with full power of substitution in the premises.

Dated ___________________, ____.


                                            CENTENE CORPORATION

                                            By:_________________________________
                                            Name:_______________________________
                                            Title:______________________________


WITNESS:


________________________________            ___________________________________